                                                                    Exhibit 99.9

         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma consolidated condensed balance sheet as of June 30, 2001 and the unaudited pro forma consolidated condensed statement of operations for the fiscal year ended June 30, 2001 of Fox Entertainment Group, Inc. ("FEG") are presented to reflect the impact of the following transactions:

o On July 31, 2001, News Corporation, through a wholly-owned subsidiary, acquired all of the outstanding common stock of Chris-Craft Industries, Inc. and its subsidiaries, BHC Communications, Inc. and United Television, Inc., (collectively, "Chris-Craft"). The consideration for the acquisition was approximately $2 billion in cash and approximately $3 billion in News Corporation preferred American Depositary Receipts ("ADRs"). Simultaneously with the closing of the merger, News Corporation transferred $3,432 million of net assets, constituting Chris-Craft's ten television stations (the "Acquired Stations") to the Company in exchange for 122,244,272 shares of FEG's Class A Common Stock and net indebtedness of $53 million (the "Exchange"), thereby increasing News Corporation's ownership in the Company from 82.76% to 85.25%.

o In July 2001, News Corporation entered into a binding agreement to swap KTVX-TV in Salt Lake City and KMOL-TV in San Antonio to Clear Channel Communications, Inc. in exchange for WFTC-TV in Minneapolis (the "Clear Channel swap"). Both KTVX-TV and KMOL-TV were acquired in the Chris-Craft acquisition by News Corporation. The Clear Channel swap closed October 1, 2001. In addition, in August 2001, News Corporation entered into an Asset Exchange Agreement to swap KBHK-TV in San Francisco to Viacom Inc. in an exchange for WDCA-TV in Washington, DC and KTXH-TV in Houston (the "Viacom swap", and together with the Clear Channel swap, the "Station Swaps"). KBHK-TV was acquired in the Chris-Craft acquisition by News Corporation. The Viacom swap closed November 1, 2001.

     Since the Chris-Craft Acquisition was completed after June 30, 2001, the accompanying unaudited pro forma consolidated condensed financial statements have been prepared in accordance with the rules established by the Statement of Financial Accounting Standards Nos. 141, "Business Combinations" and 142, "Goodwill and Other Intangible Assets". FEG will not adopt the new accounting standard until July 1, 2002 and has not yet determined their impact. The excess purchase price over net assets acquired, for pro forma purposes, has been allocated to broadcast licenses, network affiliations and goodwill. In accordance with the new accounting standards, broadcast licenses and goodwill have not been amortized in the accompanying unaudited pro forma consolidated condensed statement of operations. Network affiliations are being amortized over a three-year period.

     The unaudited pro forma consolidated condensed financial statements have been derived from and should be read in conjunction with the audited consolidated financial statements of FEG for the fiscal year ended June 30, 2001 included in FEG's Annual Report on Form 10-K filed on September 28, 2001 with the Securities and Exchange Commission ("SEC"). The unaudited pro forma consolidated condensed balance sheet was prepared as if the transactions listed above occurred as of June 30, 2001. The unaudited pro forma consolidated condensed statement of operations was prepared as if the transactions listed above occurred at July 1, 2000. The unaudited pro forma consolidated condensed financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations of FEG had the transactions referred to above been consummated as of the dates indicated. In addition, the unaudited pro forma consolidated condensed financial statements are not necessarily indicative of the future financial condition or results of FEG.










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                                Disclosure Page 1

                          FOX ENTERTAINMENT GROUP, INC.

            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

                               As of June 30, 2001

                                  (in millions)



                                                             Chris-       Chris-Craft
                                             FEG             Craft        Pro Forma            FEG
                                          Historical (a)   Adjusted (b)  Adjustments (c)   As Adjusted
                                          --------------  --------------------------------------------
Assets
Cash and cash equivalents                    $    66        $     -         $   (23)         $    43
Accounts receivable, net                       2,504            117               -            2,621
Filmed entertainment and television
   programming costs, net                      3,703            204             (79)           3,828
Investments in equity affiliates               1,493              -               -            1,493
Property and equipment, net                    1,454             58              35            1,547
Intangible assets, net                         7,647            472           4,174           12,293
Other assets and investments                     989            178             (17)           1,150
                                             -------        -------         -------          -------

Total Assets                                 $17,856        $ 1,029         $ 4,090          $22,975
                                             =======        =======         =======          =======

Liabilities and Shareholders' Equity
Accounts payable and accrued liabilities     $ 1,705        $   159         $   135          $ 1,999
Participations, residuals and royalties
   payable                                       890              -               -              890
Television programming rights payable          1,133            264             110            1,507
Deferred revenue                                 553              9              (1)             561
Borrowings                                     1,032              -               -            1,032
Deferred income taxes                            706              2             937            1,645
Other liabilities                                142             17               2              161
                                             -------        -------         -------          -------
                                               6,161            451           1,183            7,795
Due to affiliates of News Corporation          2,866              -              53            2,919
                                             -------        -------         -------          -------
Total liabilities                              9,027            451           1,236           10,714
Minority interest in subsidiaries                861            578            (578)             861
Total shareholders' equity                     7,968              -           3,432           11,400
                                             -------        -------         -------          -------
Total Liabilities and Shareholders'
   Equity                                    $17,856        $ 1,029         $ 4,090          $22,975
                                             =======        =======         =======          =======


















--------------------------------------------------------------------------------
                                Disclosure Page 2

                          FOX ENTERTAINMENT GROUP, INC.

       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 2001

                      (in millions, except per share data)

                                                                 Chris-       Chris-Craft
                                                FEG              Craft         Pro Forma           FEG
                                             Historical (a)   Adjusted (d)   Adjustments (e)  As Adjusted
                                             --------------   --------------------------------------------
Revenues                                       $ 8,504          $   478          $    (9)        $ 8,973
Expenses:
   Operating                                     6,274              247              (33)          6,488
   Selling, general and administrative           1,101              133              (11)          1,223
   Depreciation and amortization                   477               28               22             527
   Merger-related expenses                           -                -                4               4
                                               -------          -------          -------           -----
Operating income                                   652               70                9             731

Other Expense

   Interest expense, net and other income         (155)              (5)               (9)          (169)
   Equity losses of affiliates                     (92)               -                -             (92)
   Minority interest in subsidiaries               (14)               -                -             (14)
                                               -------          -------          -------         -------
   Income before income taxes and
      cumulative effect of accounting change       391               65                -             456
   Income tax (expense) benefit on a
      standalone basis                            (185)               7                -            (178)
                                               -------          -------          -------         -------

Income before cumulative effect
   of accounting change                        $   206          $    72          $     -         $   278
                                               =======          =======          =======         =======

Income per common share
   before cumulative effect of
   accounting change:
     Basic                                     $  0.28                                           $  0.33
     Diluted                                      0.28                                              0.33

Average common shares outstanding:
     Basic                                         724                                               846
     Diluted                                       724                                               846




















--------------------------------------------------------------------------------
                                Disclosure Page 3

                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS

(a) Reflects the audited historical financial position and operating results of FEG as of and for the fiscal year ended June 30, 2001.

(b)  Detail of the Chris-Craft Adjusted as of June 30, 2001 is set forth below:

                                                         Chris-                       Chris-
                                                         Craft      Excluded From      Craft
                                                       Historical     Exchange       Adjusted
                                                      ---------------------------------------
Assets
Cash and cash equivalents                             $1,652          $(1,652)       $    -
Accounts receivable, net                                 121               (4)          117
Filmed entertainment and television
   programming costs, net                                204                -           204
Investments in equity affiliates                           -                -             -
Property and equipment, net                               66               (8)           58
Intangible assets, net                                   454               18           472
Other assets and investments                             181               (3)          178
                                                      -------------------------------------
Total Assets                                           2,678           (1,649)        1,029
                                                      =====================================
Liabilities and Shareholders' Equity
Accounts payable and accrued liabilities                 161               (2)          159
Participations, residuals and royalties payable            -                -             -
Television programming rights payable                    264                -           264
Deferred revenue                                           9                -             9
Borrowings                                                 -                -             -
Deferred income taxes                                      2                -             2
Other liabilities                                         17                -            17
                                                      -------------------------------------
                                                         453               (2)          451
Due to affiliates of News Corporation                      -                -             -
                                                      -------------------------------------
Total liabilities                                        453               (2)          451
Minority interest in subsidiaries                        578                -           578
Total shareholders' equity                             1,647           (1,647)            -
                                                      -------------------------------------
Total Liabilities and Shareholders' Equity            $2,678          $(1,649)       $1,029
                                                      =====================================

     The above reflects the historical unaudited consolidated financial position of Chris-Craft, BHC and UTV as of June 30, 2001, reduced by net assets from the Chris-Craft Acquisition retained by News Corporation, primarily cash and cash equivalents, marketable securities and the Chris-Craft Industrial Division.

(c)  Pro forma adjustments to record the Exchange as of June 30, 2001:

     o the issuance of 122,247,272 shares of its Class A common and net indebtedness of $53 million to News Corporation in exchange for $3,432 million of net assets, thereby increasing News Corporation's ownership interest in FEG from 82.76% to 85.25%;

     o the elimination of $472 million of Chris-Craft's pre-existing intangible assets as of June 30, 2001;

     o the elimination of $578 million of Chris-Craft's pre-existing minority interest as of June 30, 2001;

     o the adjustment of $110 million of Chris-Craft's pre-existing filmed entertainment and television programming costs, net to fair value;

     o the adjustment of $35 million of Chris-Craft's pre-existing property and equipment, net to fair value;

     o the accrual of $145 million for professional fees and other merger-related liabilities and the accrual of $95 million of additional television programming rights;

     o the preliminary allocation of the $4,646 million excess purchase price over the book value of the net assets acquired is allocated to intangible assets as of June 30, 2001;

     o deferred income tax liability in the amount of $937 million established for the book-tax basis difference related to the acquired intangible assets; and

     o    the Station Swaps.

     Detail of the above adjustments to reflect the Chris-Craft Acquisition as of June 30, 2001 is set forth below.

                                                                        Elimination of
                                                                        Chris-Craft's
                                                         Allocation       Historical
                                                         of Excess    Intangible Assets                Total Pro
                                          Issuance of     Purchase           and          Station        Forma
                                         Common Shares     Price      Minority Interest    Swaps      Adjustments
                                         -------------     -----      -----------------    -----      -----------
                                                        ($'s in millions)

Cash................................           --            --              --            (23)           (23)
Filmed entertainment and television
   programming costs, net...........           --          (110)             --             31            (79)
Property and equipment, net.........           --            35              --             --             35
Other intangible assets.............           --         4,646            (472)            --          4,174
Other assets and investments........           --           (15)             --             (2)           (17)
Accounts payable and accrued
   liabilities......................           --           145              --            (10)           135
Television programming rights
   payable..........................           --            95              --             15            110
Deferred revenue....................           --            --              --             (1)            (1)
Deferred income taxes...............           --           937              --             --            937
Other liabilities...................           --            --              --              2              2
Due to affiliates of News
   Corporation......................           --            53              --             --             53
Minority interest...................           --            --            (578)            --           (578)
Shareholders' equity................        3,432            --              --             --          3,432

The final allocation of the net assets transferred will be determined based on a comprehensive final evaluation of the fair value of Chris-Craft's tangible and identifiable intangible assets acquired and liabilities assumed at the time of the acquisition. The preliminary allocation is summarized in the following table:













--------------------------------------------------------------------------------
                                Disclosure Page 4

                                                                         June 30,
                                                                          2001
                                                                          ----
                                                                    ($'s in millions)
Net assets transferred:..........................................       $ 3,432
                                                                        =======

Allocation of assets transferred and liabilities assumed:
     Assets:
          Accounts receivable, net...............................       $   117
          Filmed entertainment and television programming
             costs, net..........................................           125
          Property and equipment, net............................            93
          Intangible assets, net.................................         4,646
          Other assets and investments, net......................           161
                                                                        -------
             Total assets transferred............................         5,142
                                                                        -------

     Liabilities:
          Television programming rights payable..................           374
          Accrued expenses.......................................           317
          Deferred income taxes..................................           939
          Other liabilities......................................            80
                                                                        -------
             Total liabilities assumed...........................         1,710
                                                                        -------
                      Net assets transferred.....................       $ 3,432
                                                                        =======

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                                Disclosure Page 5

(d) Detail of the Chris-Craft Adjusted for the year ended June 30, 2001 is set forth below:

                                                           Chris-                     Chris-
                                                           Craft    Excluded From     Craft
                                                         Historical    Exchange      Adjusted
                                                         ------------------------------------
Revenues                                                   $ 503        $ (25)        $ 478
Expenses:
 Operating                                                   247            -           247
 Cost of goods sold                                           16          (16)            -
 Selling, general and administrative                         137           (4)          133
 Depreciation and amortization                                28            -            28
                                                         ------------------------------------
Operating Income                                              75           (5)           70

Other Expense
 Interest income (expense), net and other income             141         (146)           (5)
 Equity losses of affiliates                                   -            -             -
 Minority interest in subsidiaries                           (65)          65             -
                                                         ------------------------------------
 Income (loss) before income taxes and
  cumulative effect of accounting change                     151          (86)           65
 Income tax (expense) benefit on a stand alone basis          16           (9)            7
                                                         ------------------------------------
Income (loss) before cumulative effect
 of accounting change                                      $ 167        $ (95)        $  72
                                                         ====================================


     The Chris-Craft Historical column reflects the historical unaudited consolidated operating results of Chris-Craft, BHC and UTV for the fiscal year ended June 30, 2001. Because Chris-Craft, BHC and UTV each reported on a calendar year basis, their respective historical unaudited consolidated operating results for the twelve months ended June 30, 2001 were derived by adding their respective operating results for the six months ended June 30, 2001 with their respective operating results for the year ended December 31, 2000 and subtracting their respective operating results for the six months ended June 30, 2000. These statements were also adjusted for the following:

     o the exclusion of the Chris-Craft Industrial Division which was retained by News Corporation;

     o the exclusion of interest income on cash and cash equivalents and marketable securities retained by News Corporation;

     o    the exclusion of income attributable to minority shareholders.

     o    the exclusion of income taxes associated with the above adjustments.

(e) Pro forma adjustments to record the effect of the Exchange as if it was consummated on July 1, 2000:

     o    the Station Swaps;

     o decrease in operating expenses of $28 million due to the writedown of Chris-Craft's pre-existing filmed entertainment and television programming costs, net to conform Chris-Craft's amortization methods to FEG's and to adjust to fair value;

     o increase in depreciation and amortization of $22 million due to (i) the increase in depreciation due to the adjustment to fair value of property and equipment, net and (ii) increase in amortization due to the partial allocation of other intangibles to network affiliation; and

     o compensation expense of $4 million representing amortization of the prepaid compensation expense set up in purchase accounting for the intrinsic value of News Corporation options issued to employees of Chris-Craft and UTV in replacement of such employees' existing unvested options for Chris-Craft and UTV common stock.


--------------------------------------------------------------------------------
                                Disclosure Page 6

     Detail of the above adjustments as if they were consummated on July 1, 2000 is set forth below:

                                                                       Programming
                                                                        Writedown,
                                                                       Compensation
                                                                         Expense           Total Pro
                                                                         and Cash            Forma
                                                      Swaps             Adjustment        Adjustments
                                                      -----             ----------        -----------
                                                                    ($'s in millions)
Revenues...............................                (9)                 --                  (9)
Expenses:
   Operating...........................                (5)                (28)                (33)
   Selling, general and administrative                (11)                 --                 (11)
   Depreciation and amortization.......                --                  22                  22
   Merger-related expenses.............                --                   4                   4

Interest expense and other income......                (5)                 (4)                 (9)
Income tax (expense)/benefit...........                (1)                  1                  --















































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                                Disclosure Page 7